Capital Markets Overview Brian Stoffers President, Capital Markets Exhibit 99.6

CB Richard Ellis  |  Page 2
CBRE’s U.S. Capital Markets Activity Levels
23.9 71.6 88.7 Total Capital Markets Activity
20.8 20.7 25.0 Loan Origination Volume
25.2 50.9 63.7 Investment Sales Volume
-25.9 2.7 2.0 Hotels
-17.5 21.1 17.4 Multi-Housing
45.6 6.8 9.9 Industrial
67.5 4.0 6.7 Retail
69.9 16.3 27.7 Office
% chg 2006 2007
Investment Sales Volume
($ in billions)
Source: Investment Sales data from Real Capital Analytics

CB Richard Ellis  |  Page 3
CBRE’s U.S. Capital Markets Activity Levels
23.9 71.6 88.7 Total Capital Markets Activity
25.2 50.9 63.7 Investment Sales Volume
20.8 20.7 25.0 Loan Origination Volume
153.3 1.5 3.8 Special Purpose
107.8 .77 1.6 Hotels
31.8 6.3 8.3 Multi-Housing
-26.3 1.9 1.4 Industrial
44.4 2.7 3.9 Retail
-21.1 7.6 6.0 Office
% chg 2006 2007
Loan Origination Volume
($ in billions)
Source: Investment Sales data from Real Capital Analytics

CB Richard Ellis  |  Page 4
Q1 2008 U.S. Capital Markets Activity
Capital Markets Activity
-60 $22.0B $8.9B Total Capital Markets Activity
-60 $6.2B $2.5B Loan Origination Volume
-67 $19.5B $6.4B Investment Sales Volume
%
Change Q1 2007 Q1 2008
Loan Servicing
9 $104.5B $114.1B Total Loan Servicing*
* Reflects loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate
Source: Investment Sales numbers from Real Capital Analytics

CB Richard Ellis  |  Page 5
Q1 2008 Investment Sales Broker Rankings
6.4
3.3
3.1
1.6
1.7
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
CB Richard Ellis Eastdil Secured Cushman &
Wakefield
Merrill Lynch Holliday Fenoglio
Fowler
All Property Types
Source: Real Capital Analytics
($ in billions)

CB Richard Ellis  |  Page 6
Overall Capital Markets – Worry, Don’t Panic
The word “real estate” does not indicate that residential and commercial real estate have much else in common
Decline in residential is leading the economy, rather than being caused by a recession
Commercial real estate has not exhibited the same pattern of building that has been seen in residential
Commercial markets are almost universally in a balanced
position, but cost of debt and equity capital has changed
Deals are getting done

CB Richard Ellis | Page 7 Property Sales 0 10 20 30 40 50 60 70 J '06 F M A M J J A S O N D J '07 F M A M J J A S O N D J '08 F M Property $ in billions Source: Real Capital Analytics

CMBS Spreads to Swaps
(in Basis Points)
2,500
2,000
1,500
1,000
500
0
Market event
Super Senior AAA
Junior AAA
AA
A
BBB
BBB-
3/14 – NY Fed, JPMorgan, Bear Stearns deal
3/7 – Carlyle Capital misses margin call
2/28 – Freddie Mac reports loss for Q4
1/31 – MBIA records loss; S&P downgrades 3700+ subprime
1/11 – BofA agrees to buy Countrywide
12/27 – Fitch Reviews Monoline-Wrapped RMBS Classes
11/1 – Analyst report on Citigroup dividend threat
10/3 – Fitch cuts ratings of $18 billion of subprime RMBS
9/24-25 – $5 billion of CMBS price
9/18 – Fed lowers Fed Funds Rate ½ point
8/16 – Fed opens Discount Window
8/14 – Redemption requests due for many hedge funds
7/24 – Countrywide earnings announcement
7/12 – S&P announces downgrade on 600 tranches of MBS
6/21 – Bear Stearns CDO troubles
4/10 – Moody's announces increased CMBS subordination levels
3/13 – MBA announces Q4 single-family delinquency results
2/27 – Chinese stock market drop
9/1/2006
10/1/2006
11/1/2006
12/1/2006
1/1/2007
2/1/2007
3/1/2007
4/1/2007
5/1/2007
6/1/2007
7/1/2007
8/1/2007
9/1/2007
10/1/2007
11/1/2007
12/1/2007
1/1/2008
2/1/2008
3/1/2008
4/1/2008

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 8 CMBS Spreads Source: MBA 2008

$Billions
80
70
60
50
40
30
20
10
0
8
12
13
15
15
18
16
25
9
14
12
16
15
20
18
25
19
25
22
28
33
39
39
58
47
44
42
73
61
76
60
33
6
Q1 2000
Q2 2000
Q3 2000
Q4 2000
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Jan-Mar 2008

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 9 CMBS Issuance Source: MBA 2008

7%
6%
5%
4%
3%
2%
1%
10-Year Treasury
30-day LIBOR
Jan-2000
Jul-2000
Jan-2001
Jul-2001
Jan-2002
Jul-2002
Jan-2003
Jul-2003
Jan-2004
Jul-2004
Jan-2005
Jul-2005
Jan-2006
Jul-2006
Jan-2007
Jul-2007
Jan-2008
Monthly Averages

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 10 Saved By Rates! 10-Year Treasury vs. 30-Day LIBOR Source: Citigroup May 15, 2008 close @ 3.84% 10-Year Treasury May 15, 2008 close @ 2.50% 30-day LIBOR

Sales
Investment Banking
Finance

CB Richard Ellis • Capital Markets

CBRE
CB RICHARD ELLIS

CB Richard Ellis  |  Page 11
2008 Initiatives
Continued integration between sales and mortgage brokerage
businesses
Global connectivity/cross-border business
Investment Banking – Broker/Dealer
Perfecting/relying on the matrix/creating efficiencies
Fannie Mae DUS business
ONE
FIRM
TEAM

CB Richard Ellis  |  Page 12
Case Study: Brandywine Portfolio
CBRE Capital Markets arranged
the $184 million sale and financing
Portfolio consisted of 29 Class A
and B office buildings
First mortgage financing arranged
via joint venture between DRA
Advisors LLC and Brandywine
Realty Trust
CBRE’s Investment Sales group in Pennsylvania represented the seller, Brandywine Realty Trust
CBRE Debt & Equity Finance in New Jersey secured attractive
pricing and proceeds
$184 Million Sale & Financing

CB Richard Ellis  |  Page 13
Case Study: 67-69 Laight Street
CBRE Capital Markets arranged
the $30 million financing to
purchase a development parcel
in Tribeca, NYC
Arranz Acinas Group, a leading
Spanish real estate investor,
made its first U.S. acquisition
Overseas banks, Banco
Sabadell and Banco Popular,
provided debt financing
EMEA Capital Markets team
leveraged the CBRE platform by
collaborating with Capital
Markets New York
$30 Million Cross-Border Financing